Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,232,030.95
Previously Paid Amount	0.00
Total Fee Amount	7,903.74
Total Offset Amount	0.00
Net Fee	$ 7,903.74
Final Prospectus	false